Stone Harbor Emerging Markets Debt Fund	Statement of Investments
February 28, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 68.43%
Angola - 2.60%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	18,311,231	$17,767,616	(1)
	USD	6M US L + 4.50%	12/07/23	5,202,000	4,995,546	(1)
	USD	6.93%	02/19/27	6,642,857	6,047,076
	USD	9.38%	05/08/48	5,991,000	5,916,112	(2)
					34,726,350

Argentina - 3.40%
Republic of Argentina:
	USD	1.00%	07/09/29	408,132	162,615
	USD	0.13%	07/09/30	90,276,980	33,063,944	(3)
	USD	0.13%	07/09/35	9,545,000	3,064,840	(3)
	USD	0.13%	01/09/38	3,904,419	1,461,717	(3)
	USD	0.13%	07/09/46	23,287,974	7,543,119	(3)
					45,296,235

Armenia - 0.14%
Republic of Armenia	USD	3.60%	02/02/31	2,074,000	1,924,283	(4)

Bahamas - 0.18%
Commonwealth of Bahamas	USD	8.95%	10/15/32	2,182,000	2,334,740	(4)

Bahrain - 1.39%
Kingdom of Bahrain:
	USD	5.63%	09/30/31	2,458,000	2,488,341	(4)
	USD	5.45%	09/16/32	8,095,000	8,074,763	(4)
	USD	5.25%	01/25/33	5,296,000	5,183,460	(4)
	USD	6.00%	09/19/44	2,968,000	2,846,961	(2)
					18,593,525

Belarus - 1.35%
Development Bank Belarus	USD	6.75%	05/02/24	3,089,000	3,142,301	(2)
Republic of Belarus:
	USD	5.88%	02/24/26	2,260,000	2,285,990	(2)
	USD	7.63%	06/29/27	275,000	298,289	(4)
	USD	7.63%	06/29/27	8,734,000	9,473,661	(2)
	USD	6.20%	02/28/30	2,866,000	2,833,757	(2)
					18,033,998

Benin - 0.70%
Republic of Benin	EUR	4.88%	01/19/32	7,927,000	9,373,029	(4)

Brazil - 2.85%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	1,713,000	1,993,771
	USD	4.63%	01/13/28	5,626,000	6,088,387

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Brazil (continued)
Fed Republic of Brazil: (continued)
	USD	3.88%	06/12/30	14,674,000	$14,664,829
	USD	5.00%	01/27/45	2,770,000	2,716,331
	USD	5.63%	02/21/47	2,414,000	2,544,507
State of Minas Gerais:
	USD	5.33%	02/15/28	1,295,700	1,409,276	(4)
	USD	5.33%	02/15/28	7,866,600	8,556,157	(2)
					37,973,258

Cameroon - 0.10%
Republic of Cameroon	USD	9.50%	11/19/25	1,170,000	1,272,009	(4)

Colombia - 3.08%
Republic of Colombia:
	USD	8.13%	05/21/24	2,703,000	3,239,377
	USD	3.00%	01/30/30	4,862,000	4,835,411
	USD	3.13%	04/15/31	21,231,000	21,101,622
	USD	6.13%	01/18/41	3,215,000	3,873,070
	USD	5.00%	06/15/45	4,997,000	5,405,349
	USD	5.20%	05/15/49	2,392,000	2,670,444
					41,125,273

Costa Rica - 0.27%
Costa Rica Government:
	USD	5.63%	04/30/43	195,000	173,550	(4)
	USD	7.16%	03/12/45	1,102,000	1,087,019	(4)
	USD	7.16%	03/12/45	2,331,000	2,299,313	(2)
					3,559,882

Dominican Republic - 2.06%
Dominican Republic:
	USD	6.60%	01/28/24	1,632,000	1,840,080	(2)
	USD	5.88%	04/18/24	2,537,000	2,741,279	(4)
	USD	5.95%	01/25/27	2,152,000	2,415,620	(2)
	USD	4.88%	09/23/32	2,045,000	2,083,344	(4)
	USD	4.88%	09/23/32	2,490,000	2,536,687	(2)
	USD	6.50%	02/15/48	5,315,000	5,672,102
	USD	5.88%	01/30/60	10,540,000	10,253,444	(4)
					27,542,556

Ecuador - 1.11%
Republic of Ecuador:
	USD	0.50%	07/31/30	13,483,738	7,980,687	(3)(4)
	USD	0.00%	07/31/30	5,211,766	2,195,456	(4)(5)
	USD	0.50%	07/31/35	10,014,323	4,600,330	(3)(4)
					14,776,473

Egypt - 3.42%
Republic of Egypt:
	USD	5.88%	06/11/25	936,000	1,002,690	(4)
	USD	5.25%	10/06/25	1,451,000	1,520,829	(4)
	EUR	4.75%	04/16/26	2,252,000	2,834,326	(4)
	EUR	5.63%	04/16/30	550,000	675,630	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	EUR	6.38%	04/11/31	1,115,000	$1,410,045	(2)
	USD	7.05%	01/15/32	1,753,000	1,824,161	(4)
	USD	7.63%	05/29/32	6,817,000	7,289,929	(4)
	USD	8.50%	01/31/47	3,169,000	3,306,654	(2)
	USD	7.90%	02/21/48	4,503,000	4,468,524	(4)
	USD	7.90%	02/21/48	2,099,000	2,082,930	(2)
	USD	8.70%	03/01/49	1,115,000	1,179,809	(4)
	USD	8.88%	05/29/50	13,646,000	14,643,864	(4)
	USD	8.15%	11/20/59	3,335,000	3,330,310	(4)
					45,569,701

El Salvador - 1.24%
Republic of El Salvador:
	USD	6.38%	01/18/27	3,032,000	2,990,310	(2)
	USD	8.25%	04/10/32	867,000	884,340	(4)
	USD	8.25%	04/10/32	7,183,000	7,326,660	(2)
	USD	7.63%	02/01/41	296,000	289,185	(4)
	USD	7.63%	02/01/41	4,341,000	4,241,048	(2)
	USD	9.50%	07/15/52	720,000	758,700	(2)
					16,490,243

Ethiopia - 0.09%
Republic of Ethiopia	USD	6.63%	12/11/24	1,319,000	1,234,502	(4)

Gabon - 0.85%
Republic of Gabon:
	USD	6.38%	12/12/24	3,470,000	3,601,210	(2)
	USD	6.63%	02/06/31	7,928,000	7,788,021	(4)
					11,389,231

Ghana - 1.98%
Republic of Ghana:
	USD	7.88%	08/07/23	1,228,000	1,362,504	(2)
	USD	6.38%	02/11/27	1,308,000	1,350,714	(4)
	USD	7.88%	03/26/27	2,046,000	2,239,091	(4)
	USD	7.63%	05/16/29	690,000	722,883	(4)
	USD	7.63%	05/16/29	1,268,000	1,328,428	(2)
	USD	8.63%	06/16/49	2,077,000	2,015,988	(4)
	USD	8.63%	06/16/49	600,000	582,375	(2)
	USD	8.95%	03/26/51	6,493,000	6,381,402	(4)
	USD	8.95%	03/26/51	2,200,000	2,162,188	(2)
	USD	8.75%	03/11/61	8,550,000	8,213,344	(4)
					26,358,917

Guatemala - 0.83%
Republic of Guatemala:
	USD	4.50%	05/03/26	400,000	436,312	(2)
	USD	4.38%	06/05/27	3,000,000	3,259,687	(2)
	USD	5.38%	04/24/32	2,181,000	2,557,223	(2)
	USD	6.13%	06/01/50	3,986,000	4,836,139	(2)
					11,089,361

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Honduras - 0.23%
Honduras Government	USD	5.63%	06/24/30	2,825,000	$3,107,941	(4)

Indonesia - 1.95%
Perusahaan Penerbit Sbsn	USD	2.30%	06/23/25	1,125,000	1,162,266	(4)
Republic of Indonesia:
	USD	2.85%	02/14/30	7,584,000	7,789,005
	USD	1.85%	03/12/31	8,842,000	8,399,900
	USD	8.50%	10/12/35	2,547,000	4,018,290	(2)
	USD	5.25%	01/17/42	1,380,000	1,661,175	(2)
	USD	6.75%	01/15/44	948,000	1,360,380	(2)
	USD	5.13%	01/15/45	670,000	796,253	(2)
	USD	5.25%	01/08/47	664,000	808,627	(4)
					25,995,896

Iraq - 0.25%
Republic of Iraq	USD	5.80%	01/15/28	3,517,500	3,270,220	(2)

Ivory Coast - 0.64%
Ivory Coast Government:
	EUR	5.25%	03/22/30	1,720,000	2,198,483	(2)
	EUR	5.88%	10/17/31	1,489,000	1,938,311	(2)
	EUR	6.88%	10/17/40	1,965,000	2,585,359	(2)
	EUR	6.63%	03/22/48	1,446,000	1,850,713	(4)
					8,572,866

Jordan - 0.69%
Kingdom of Jordan:
	USD	5.85%	07/07/30	5,738,000	6,110,970	(4)
	USD	7.38%	10/10/47	531,000	582,690	(4)
	USD	7.38%	10/10/47	2,325,000	2,551,324	(2)
					9,244,984

Kazakhstan - 0.14%
Republic of Kazakhstan	USD	4.88%	10/14/44	1,560,000	1,910,513	(4)

Kenya - 0.92%
Republic of Kenya:
	USD	6.88%	06/24/24	3,675,000	4,087,289	(4)
	USD	7.00%	05/22/27	1,055,000	1,169,896	(4)
	USD	7.25%	02/28/28	1,510,000	1,679,403	(2)
	USD	8.25%	02/28/48	2,861,000	3,170,346	(4)
	USD	8.25%	02/28/48	1,980,000	2,194,087	(2)
					12,301,021

Lebanon - 0.34%
Lebanese Republic:
	USD	8.25%	04/12/21	5,803,000	796,099	(2)(6)
	USD	6.00%	01/27/23	3,176,000	421,813	(6)
	USD	6.40%	05/26/23	1,400,000	185,948	(6)
	USD	6.65%	04/22/24	4,700,000	628,625	(6)
	USD	6.60%	11/27/26	4,525,000	600,977	(6)
	USD	6.65%	02/26/30	4,400,000	585,750	(6)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Lebanon (continued)
Lebanese Republic: (continued)
	USD	8.20%	05/17/33	9,575,000	$1,276,167	(6)
					4,495,379

Malaysia - 2.11%
1mdb Global Investments	USD	4.40%	03/09/23	28,000,000	28,217,000	(2)

Mexico - 2.16%
United Mexican States:
	USD	4.75%	04/27/32	11,098,000	12,459,239
	USD	6.05%	01/11/40	3,354,000	4,103,409
	USD	4.75%	03/08/44	2,446,000	2,580,530
	USD	3.77%	05/24/61	3,840,000	3,378,600
	USD	3.75%	04/19/71	7,347,000	6,294,313
					28,816,091

Morocco - 0.10%
Kingdom of Morocco	EUR	1.50%	11/27/31	1,117,000	1,296,755	(2)

Mozambique - 0.92%
Republic of Mozambique	USD	5.00%	09/15/31	14,017,000	12,282,396	(3)(4)

Nigeria - 1.92%
Republic of Nigeria:
	USD	6.50%	11/28/27	5,800,000	6,215,062	(4)
	USD	7.88%	02/16/32	13,364,000	14,422,680	(4)
	USD	7.70%	02/23/38	1,880,000	1,932,288	(4)
	USD	7.70%	02/23/38	3,012,000	3,095,771	(2)
					25,665,801

Oman - 3.03%
Oman Government:
	USD	4.88%	02/01/25	4,237,000	4,413,100	(4)
	USD	5.63%	01/17/28	1,943,000	2,008,576	(4)
	USD	6.25%	01/25/31	11,749,000	12,380,509	(4)
	USD	7.38%	10/28/32	11,422,000	12,821,195	(4)
	USD	6.50%	03/08/47	5,248,000	4,984,780	(4)
	USD	6.75%	01/17/48	1,674,000	1,617,764	(4)
	USD	6.75%	01/17/48	694,000	670,686	(2)
	USD	7.00%	01/25/51	1,599,000	1,587,008	(4)
					40,483,618

Pakistan - 0.62%
Republic of Pakistan:
	USD	6.88%	12/05/27	4,041,000	4,320,082	(2)
	USD	6.88%	12/05/27	1,443,000	1,542,657	(4)
	USD	7.88%	03/31/36	473,000	507,810	(2)
Third Pkstan Intl Sukuk	USD	5.50%	10/13/21	1,915,000	1,937,980	(2)
					8,308,529

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Panama - 1.19%
Republic of Panama:
	USD	4.00%	09/22/24	2,040,000	$2,221,050
	USD	9.38%	04/01/29	4,988,000	7,378,499
	USD	4.50%	04/16/50	146,000	162,699
	USD	4.50%	04/01/56	1,778,000	1,963,023
	USD	3.87%	07/23/60	4,130,000	4,092,572
					15,817,843

Papua New Guinea - 0.85%
Papua New Guinea Government:
	USD	8.38%	10/04/28	8,972,000	9,381,347	(4)
	USD	8.38%	10/04/28	1,883,000	1,968,912	(2)
					11,350,259

Peru - 0.02%
Republic of Peru	USD	6.55%	03/14/37	155,000	214,966

Qatar - 2.92%
State of Qatar:
	USD	4.50%	04/23/28	1,300,000	1,534,000	(4)
	USD	4.00%	03/14/29	6,356,000	7,277,620	(4)
	USD	4.00%	03/14/29	12,972,000	14,852,940	(2)
	USD	3.75%	04/16/30	2,300,000	2,600,437	(4)
	USD	5.10%	04/23/48	5,802,000	7,394,830	(4)
	USD	4.40%	04/16/50	2,635,000	3,097,772	(4)
	USD	4.40%	04/16/50	1,824,000	2,144,340	(2)
					38,901,939

Romania - 2.13%
Republic of Romania:
	USD	3.00%	02/14/31	4,274,000	4,334,771	(4)
	EUR	3.38%	02/08/38	1,103,000	1,469,729	(4)
	EUR	4.13%	03/11/39	3,037,000	4,370,811
	USD	6.13%	01/22/44	1,325,000	1,721,465	(4)
	USD	6.13%	01/22/44	2,826,000	3,671,592	(2)
	EUR	4.63%	04/03/49	2,143,000	3,278,908	(2)
	EUR	4.63%	04/03/49	406,000	621,203	(4)
	EUR	3.38%	01/28/50	368,000	474,258	(4)
	USD	4.00%	02/14/51	8,685,000	8,414,950	(4)
					28,357,687

Russia - 3.28%
Russian Federation:
	USD	5.10%	03/28/35	16,200,000	19,080,563	(2)
	USD	5.10%	03/28/35	2,000,000	2,355,625	(4)
	USD	5.63%	04/04/42	10,000,000	12,603,125	(2)
	USD	5.88%	09/16/43	4,800,000	6,294,000	(2)
	USD	5.25%	06/23/47	2,800,000	3,486,437	(2)
					43,819,750

Saudi Arabia - 2.56%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	2,675,000	3,094,223	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Saudi Arabia (continued)
Kingdom of Saudi Arabia: (continued)
	USD	4.50%	04/17/30	5,642,000	$6,613,482	(4)
	USD	3.25%	10/22/30	5,348,000	5,732,387	(4)
	USD	2.25%	02/02/33	4,137,000	3,974,106	(4)
	USD	4.50%	10/26/46	4,578,000	5,155,972	(2)
	USD	5.00%	04/17/49	2,923,000	3,529,523	(2)
	USD	5.25%	01/16/50	933,000	1,169,603	(4)
	USD	5.25%	01/16/50	3,916,000	4,909,073	(2)
					34,178,369

South Africa - 0.54%
Republic of South Africa:
	USD	5.00%	10/12/46	1,208,000	1,049,450
	USD	5.75%	09/30/49	6,631,000	6,098,448
					7,147,898

Sri Lanka - 0.95%
Republic of Sri Lanka:
	USD	5.88%	07/25/22	462,000	298,784	(4)
	USD	6.13%	06/03/25	758,000	450,418	(4)
	USD	6.85%	11/03/25	3,656,000	2,158,754	(2)
	USD	6.20%	05/11/27	1,145,000	664,279	(2)
	USD	6.75%	04/18/28	7,188,000	4,155,562	(4)
	USD	7.85%	03/14/29	3,222,000	1,863,726	(4)
	USD	7.55%	03/28/30	5,419,000	3,148,947	(2)
					12,740,470

Trinidad & Tobago - 0.45%
Trinidad & Tobago:
	USD	4.38%	01/16/24	4,954,000	5,245,047	(2)
	USD	4.50%	06/26/30	763,000	803,177	(2)
					6,048,224

Tunisia - 0.27%
Banque Centrale de Tunisie:
	USD	5.75%	01/30/25	200,000	179,000	(2)
	EUR	6.38%	07/15/26	783,000	847,893	(2)
	USD	8.25%	09/19/27	2,613,000	2,522,362
					3,549,255

Turkey - 4.31%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	9,400,000	9,667,313	(4)
Republic of Turkey:
	USD	6.25%	09/26/22	693,000	724,916
	USD	5.75%	03/22/24	7,723,000	8,099,496
	USD	6.35%	08/10/24	1,687,000	1,799,027
	USD	4.75%	01/26/26	5,718,000	5,739,443
	USD	5.13%	02/17/28	2,753,000	2,728,911
	USD	5.95%	01/15/31	5,378,000	5,367,916
	USD	5.88%	06/26/31	5,723,000	5,669,347
	USD	6.88%	03/17/36	10,855,000	11,228,141
	USD	6.63%	02/17/45	1,606,000	1,546,528

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Turkey (continued)
Republic of Turkey: (continued)
	USD	5.75%	05/11/47	5,554,000	$4,873,635
					57,444,673

Ukraine - 2.49%
Ukraine Government:
	EUR	6.75%	06/20/26	2,260,000	2,919,381	(4)
	USD	7.75%	09/01/26	2,662,000	2,883,695	(4)
	USD	7.75%	09/01/27	3,027,000	3,282,876	(2)
	USD	9.75%	11/01/28	4,641,000	5,486,532	(4)
	USD	9.75%	11/01/28	272,000	321,555	(2)
	EUR	4.38%	01/27/30	5,331,000	5,933,625	(4)
	USD	7.38%	09/25/32	7,706,000	7,917,915	(2)
	USD	7.25%	03/15/33	1,788,000	1,819,290	(4)
	USD	7.25%	03/15/33	2,655,000	2,701,462	(2)
					33,266,331

United Arab Emirates - 1.06%
Abu Dhabi Govt Int'l:
	USD	3.13%	04/16/30	3,409,000	3,702,174	(4)
	USD	4.13%	10/11/47	3,789,000	4,343,141	(4)
Fin Dept Govt Sharjah	USD	4.00%	07/28/50	6,534,000	6,043,950	(4)
					14,089,265

Uruguay - 1.32%
Republic of Uruguay:
	USD	4.38%	10/27/27	7,674,705	8,750,362
	USD	4.38%	01/23/31	2,118,000	2,455,225
	USD	5.10%	06/18/50	1,062,000	1,315,221
	USD	4.98%	04/20/55	4,117,000	5,029,173
					17,549,981

Venezuela - 0.19%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	2,508,750	(6)
	USD	9.25%	05/07/28	927,000	92,700	(6)
					2,601,450

Zambia - 0.24%
Republic of Zambia	USD	5.38%	09/20/22	5,630,000	3,186,228	(2)(6)

TOTAL SOVEREIGN DEBT OBLIGATIONS					912,897,164
(Cost $925,847,975)

CORPORATE BONDS - 25.81%
Argentina - 0.09%
MSU Energy SA	USD	6.88%	02/01/25	733,000	502,105	(4)
Pampa Energia SA	USD	7.50%	01/24/27	859,000	730,955	(4)
					1,233,060

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Azerbaijan - 0.40%
Southern Gas Corridor CJSC	USD	6.88%	03/24/26	1,092,000	$1,308,598	(4)
State Oil Co. of the Azerbaijan Republic	USD	6.95%	03/18/30	3,199,000	4,061,231
					5,369,829

Bahrain - 0.71%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	8,480,000	9,487,000	(4)

Brazil - 1.42%
Adecoagro SA	USD	6.00%	09/21/27	4,297,000	4,544,077	(4)
Banco do Brasil SA	USD	10Y US TI + 6.36%	Perpetual	1,400,000	1,528,051	(7)
CSN Resources SA	USD	7.63%	04/17/26	1,566,000	1,695,665	(4)
Gol Finance SA	USD	7.00%	01/31/25	2,771,000	2,493,467	(4)
Guara Norte Sarl	USD	5.20%	06/15/34	425,000	433,904	(4)
Minerva Luxembourg SA	USD	6.50%	09/20/26	1,272,000	1,335,600	(4)
MV24 Capital BV	USD	6.75%	06/01/34	2,228,584	2,423,139	(4)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	1,278,000	1,379,090	(4)
Simpar Europe SA	USD	5.20%	01/26/31	882,000	895,230	(4)
Usiminas International Sarl	USD	5.88%	07/18/26	2,093,000	2,263,056	(4)
					18,991,279

Chile - 1.87%
Codelco, Inc.:
	USD	5.63%	10/18/43	1,497,000	1,920,136	(2)
	USD	4.38%	02/05/49	6,658,000	7,377,896	(4)
	USD	4.38%	02/05/49	1,550,000	1,717,594	(2)
Corp Nacional del Cobre de Chile:
	USD	3.00%	09/30/29	1,774,000	1,860,760	(4)
	USD	3.00%	09/30/29	2,609,000	2,736,596
	USD	3.70%	01/30/50	3,642,000	3,615,254	(4)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,774,719	(2)
Geopark, Ltd.:
	USD	6.50%	09/21/24	2,393,000	2,500,685	(4)
	USD	5.50%	01/17/27	1,380,000	1,410,187	(4)
					24,913,827

China - 0.37%
Country Garden Holdings Co., Ltd.	USD	4.80%	08/06/30	1,676,000	1,798,819
Shimao Group Holdings, Ltd.	USD	5.60%	07/15/26	1,624,000	1,779,295
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	1,283,000	1,319,285
					4,897,399

Colombia - 0.57%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,251,000	5,999,267	(4)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,610,200	(4)
					7,609,467

Ghana - 0.42%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	2,498,000	2,498,000	(4)
Tullow Oil PLC	USD	7.00%	03/01/25	3,796,000	3,055,780	(4)
					5,553,780

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
India - 0.09%
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	1,140,000	$1,209,825	(1)(4)(7)

Indonesia - 3.03%
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,630,699	(4)
	USD	5.45%	05/15/30	2,725,000	3,133,750	(4)
	USD	6.76%	11/15/48	1,754,000	2,245,383	(4)
	USD	5.80%	05/15/50	3,901,000	4,553,198	(4)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,307,457	(2)
	USD	5.63%	05/20/43	2,573,000	2,981,062	(2)
	USD	6.45%	05/30/44	7,649,000	9,699,888	(2)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara:
	USD	5.45%	05/21/28	795,000	927,666	(2)
	USD	5.25%	10/24/42	2,744,000	2,997,391	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	–	(8)
PT Pertamina Pertij	USD	2.30%	02/09/31	9,575,000	8,990,925	(4)
					40,467,419

Israel - 0.40%
Leviathan Bond, Ltd.	USD	6.50%	06/30/27	4,811,000	5,316,155	(4)

Kazakhstan - 2.14%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,826,788	(4)
	USD	5.38%	04/24/30	4,000,000	4,760,625	(2)
	USD	5.75%	04/19/47	6,752,000	8,011,248	(4)
	USD	6.38%	10/24/48	1,996,000	2,564,548	(4)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,438,010	(4)
					28,601,219

Macau - 0.16%
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	543,000	575,173	(4)
	USD	6.50%	01/15/28	1,419,000	1,530,746	(4)
					2,105,919

Malaysia - 0.23%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,135,000

Mexico - 5.09%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	2,388,000	1,152,210	(4)(6)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,221,000	2,332,050	(4)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,585,841	(1)(4)(7)
	USD	7.50%	Perpetual	2,615,000	2,928,800	(1)(4)(7)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	3,289,000	3,302,362	(1)(4)
	USD	3.80%	08/11/26	2,056,000	2,064,352	(1)(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Cemex SAB de CV	USD	7.38%	06/05/27	2,743,000	$3,088,344	(4)
Cometa Energia SA de CV	USD	6.38%	04/24/35	4,349,554	5,029,851	(4)
FEL Energy VI Sarl	USD	5.75%	12/01/40	403,000	425,367	(4)
Grupo Televisa SAB	USD	6.63%	01/15/40	2,534,000	3,362,697
Petroleos Mexicanos:
	USD	6.88%	08/04/26	3,126,000	3,348,884
	USD	6.49%	01/23/27	1,006,000	1,056,300
	USD	9.50%	09/15/27	1,062,000	1,216,488
	USD	5.35%	02/12/28	1,267,000	1,230,257
	USD	6.50%	01/23/29	2,473,000	2,476,400
	USD	6.63%	06/15/35	4,200,000	4,017,615
	USD	5.63%	01/23/46	653,000	529,191
	USD	6.75%	09/21/47	2,892,000	2,542,068
	USD	7.69%	01/23/50	23,384,000	22,329,381
	USD	6.95%	01/28/60	4,329,000	3,824,239
					67,842,697

Nigeria - 0.08%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	980,000	1,061,156	(4)

Panama - 1.10%
Aeropuerto Internacional de Tocumen SA:
	USD	5.63%	05/18/36	5,895,000	6,611,611	(2)
	USD	6.00%	11/18/48	5,206,842	5,981,360	(4)
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	1,993,000	2,117,064	(4)
					14,710,035

Peru - 2.16%
Kallpa Generacion SA:
	USD	4.88%	05/24/26	792,000	874,046	(4)
	USD	4.13%	08/16/27	1,947,000	2,107,822	(4)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,312,818	1,908,798	(5)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,216,748	(4)
	USD	4.75%	06/19/32	10,032,000	11,009,117	(2)
	USD	5.63%	06/19/47	2,277,000	2,518,704	(4)
	USD	5.63%	06/19/47	7,428,000	8,216,482	(2)
					28,851,717

Russia - 0.46%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	2,633,000	2,973,184	(4)
Gazprom PJSC via Gaz Finance PLC	USD	5Y US TI + 4.264%	12/31/49	3,004,000	3,121,907	(1)(4)(7)
					6,095,091

South Africa - 1.77%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	5,327,000	5,594,016	(4)
	USD	7.13%	02/11/25	14,473,000	15,160,467	(4)
	USD	8.45%	08/10/28	2,516,000	2,816,662	(4)
					23,571,145

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ukraine - 0.28%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	$3,449,947	(4)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	315,000	338,625	(2)(3)
					3,788,572

United Arab Emirates - 2.35%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	1,236,000	1,390,500	(4)
	USD	4.60%	11/02/47	861,000	997,415	(4)
DAE Funding LLC	USD	3.38%	03/20/28	2,600,000	2,643,875	(4)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	2,275,000	2,575,016	(2)
DP World PLC:
	USD	4.70%	09/30/49	437,000	466,839	(4)
	USD	4.70%	09/30/49	500,000	534,140	(2)
DP World Salaam	USD	5Y US TI + 5.75%	12/31/49	11,136,000	12,136,501	(1)(7)
DP World, Ltd.	USD	6.85%	07/02/37	521,000	684,382	(4)
MDGH - GMTN BV:
	USD	4.50%	11/07/28	707,000	831,830	(4)
	USD	4.50%	11/07/28	3,494,000	4,110,909	(2)
	USD	2.88%	05/21/30	3,680,000	3,871,475
	USD	3.95%	05/21/50	990,000	1,061,775
					31,304,657

Venezuela - 0.25%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	2,646,436	(2)(6)
	USD	6.00%	11/15/26	3,307,000	144,681	(2)(6)
	USD	5.38%	04/12/27	600,000	26,250	(6)
	USD	9.75%	05/17/35	11,517,000	503,869	(6)
					3,321,236

Vietnam - 0.15%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	1,961,000	2,005,122	(4)

Zambia - 0.22%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,167,000	1,214,409	(4)
	USD	6.88%	03/01/26	1,638,000	1,709,663	(4)
					2,924,072

TOTAL CORPORATE BONDS					344,366,678
(Cost $349,853,836)

CREDIT LINKED NOTES - 0.61%
Iraq - 0.61%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.99%	01/01/28	206,836,761	1,528,452	(1)(8)
	JPY	2.55%	01/01/28	453,405,051	3,362,841	(1)(8)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Iraq (continued)
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch): (continued)
	JPY	3.05%	01/01/28	445,001,475	$3,297,173	(1)(8)
					8,188,466

TOTAL CREDIT LINKED NOTES					8,188,466
(Cost $10,088,605)

SHORT TERM INVESTMENTS - 2.48%
Money Market Fund - 2.48%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.08%	N/A	33,129,925	33,139,864

TOTAL SHORT TERM INVESTMENTS					33,139,864
(Cost $33,138,352)

Total Investments - 97.33%					1,298,592,172
(Cost $1,318,928,768)
Other Assets In Excess of Liabilities - 2.67%					35,565,411	(9)

Net Assets - 100.00%					$1,334,157,583

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
6M US L - 6 Month LIBOR as of February 28, 2021 was 0.20%
5Y US TI - 5 Year US Treasury Index as of February 28, 2021 was 0.75%
10Y US TI - 10 Year US Treasury Index as of February 28, 2021 was 1.44%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2021, the aggregate fair value of those securities was $330,930,578, which represents approximately 24.80% of net assets.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2021.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $548,914,182, which represents approximately 41.14% of net assets as of February 28, 2021.
(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(6)	Security is in default and therefore is non-income producing.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(9)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2021	Fund Delivering	U.S. $ Value at February 28, 2021	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	03/22/21	USD	64,310,571	EUR	63,958,913	$351,658
Citigroup Global Markets	03/22/21	USD	9,236,066	JPY	9,007,698	228,368
Citigroup Global Markets	03/22/21	EUR	291,738	USD	291,358	380
J.P. Morgan Chase & Co.	03/22/21	USD	18,906,273	EUR	18,768,634	137,639
J.P. Morgan Chase & Co.	03/22/21	EUR	44,939	USD	44,852	87
						$718,132
Citigroup Global Markets	03/22/21	EUR	13,481,110	USD	13,685,242	$(204,132)
J.P. Morgan Chase & Co.	03/22/21	EUR	23,721,627	USD	23,925,408	(203,781)
J.P. Morgan Chase & Co.	03/22/21	JPY	900,283	USD	927,837	(27,554)
						$(435,467)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2021(1)(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Republic of Argentina CDS USD 5Y(4)	Goldman Sachs	5.000%	USD	12/20/2025	14.381%	4,500,000	$(1,425,246)	$1,361,250	$(63,996)
Republic of Argentina CDS USD 5Y(4)	Barclays	5.000%	USD	12/20/2025	14.381%	7,700,000	(2,438,754)	2,333,100	(105,654)
							$(3,864,000)	$3,694,350	$(169,650)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
February 28, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 96.25%
Aerospace/Defense - 3.35%
Bombardier, Inc.	USD	6.00%	10/15/22	1,263,000	$1,240,588	(1)
Moog, Inc.	USD	4.25%	12/15/27	285,000	293,194	(1)
Signature Aviation US Holdings, Inc.	USD	4.00%	03/01/28	591,000	599,386	(1)
TransDigm, Inc.	USD	6.25%	03/15/26	996,000	1,050,925	(1)
					3,184,093

Airlines - 1.28%
Delta Air Lines, Inc.:
	USD	7.00%	05/01/25	473,000	551,459	(1)
	USD	7.38%	01/15/26	293,000	343,519
Delta Air Lines, Inc. / SkyMiles IP, Ltd.	USD	4.75%	10/20/28	286,000	317,758	(1)
					1,212,736

Automotive - 5.33%
Clarios Global LP / Clarios US Finance Co.:
	USD	6.25%	05/15/26	165,000	175,931	(1)
	USD	8.50%	05/15/27	439,000	474,406	(1)
Ford Motor Co.	USD	8.50%	04/21/23	587,000	656,706
Ford Motor Credit Co. LLC:
	USD	5.13%	06/16/25	118,000	127,587
	USD	3.38%	11/13/25	418,000	425,361
	USD	4.13%	08/17/27	688,000	724,980
	USD	5.11%	05/03/29	1,539,000	1,687,129
General Motors Co.	USD	6.80%	10/01/27	623,000	790,700
					5,062,800

Building Products - 5.19%
Advanced Drainage Systems, Inc.	USD	5.00%	09/30/27	381,000	401,406	(1)
American Woodmark Corp.	USD	4.88%	03/15/26	175,000	178,860	(1)
Cemex SAB de CV:
	USD	7.38%	06/05/27	315,000	354,659	(1)
	USD	3.88%	07/11/31	682,000	681,420	(1)
Griffon Corp., Series WI	USD	5.75%	03/01/28	559,000	587,649
Specialty Building Products Holdings LLC / SBP Finance Corp.	USD	6.38%	09/30/26	608,000	631,560	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	5.25%	01/15/29	310,000	329,375	(1)
TopBuild Corp.	USD	5.63%	05/01/26	358,000	370,181	(1)
US Concrete, Inc.:
	USD	6.38%	06/01/24	112,000	114,758
	USD	5.13%	03/01/29	555,000	572,691	(1)
White Cap Buyer LLC	USD	6.88%	10/15/28	662,000	705,245	(1)
					4,927,804

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chemicals - 2.15%
Axalta Coating Systems LLC	USD	3.38%	02/15/29	487,000	$473,303	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	164,000	198,618
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	690,000	712,466	(1)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	USD	9.00%	07/01/28	416,000	463,320	(1)
INEOS Quattro Finance 2 PLC	USD	3.38%	01/15/26	196,000	195,755	(1)
					2,043,462

Computers - 0.73%
Crowdstrike Holdings, Inc.	USD	3.00%	02/15/29	235,000	235,294
Seagate HDD Cayman	USD	3.13%	07/15/29	480,000	460,913	(1)
					696,207

Containers/Packaging - 1.45%
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	509,000	516,895	(1)
Graham Packaging Co., Inc.	USD	7.13%	08/15/28	258,000	279,392	(1)
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC	USD	6.00%	09/15/28	558,000	582,761	(1)
					1,379,048

Diversified Finan Serv - 0.44%
Nationstar Mortgage Holdings, Inc.	USD	5.13%	12/15/30	248,000	253,305	(1)
OneMain Finance Corp.	USD	4.00%	09/15/30	170,000	165,233
					418,538

Drillers/Services - 1.01%
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	579,000	604,331	(1)
ChampionX Corp.	USD	6.38%	05/01/26	335,000	352,943
					957,274

Electric - 2.31%
Calpine Corp.	USD	4.50%	02/15/28	575,000	591,675	(1)
Covanta Holding Corp.:
	USD	5.88%	07/01/25	282,000	292,252
	USD	5.00%	09/01/30	566,000	587,932
NRG Energy, Inc.	USD	5.75%	01/15/28	269,000	286,317
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	224,000	234,407	(1)
	USD	5.00%	07/31/27	191,000	200,025	(1)
					2,192,608

Environmental Services - 0.62%
GFL Environmental, Inc.:
	USD	5.13%	12/15/26	5,000	5,282	(1)
	USD	8.50%	05/01/27	525,000	578,484	(1)
					583,766

Exploration & Production - 8.49%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	40	(2)(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Antero Resources Corp.	USD	5.00%	03/01/25	534,000	$531,864
CNX Resources Corp.:
	USD	7.25%	03/14/27	373,000	399,576	(1)
	USD	6.00%	01/15/29	214,000	224,299	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	773,000	789,345	(1)
Leviathan Bond, Ltd.:
	USD	6.13%	06/30/25	235,000	258,510	(1)
	USD	6.50%	06/30/27	126,000	139,230	(1)
	USD	6.75%	06/30/30	176,000	193,820	(1)
Murphy Oil Corp.:
	USD	5.75%	08/15/25	697,000	691,846
	USD	5.88%	12/01/27	293,000	288,880
Occidental Petroleum Corp.:
	USD	5.55%	03/15/26	222,000	237,300
	USD	8.88%	07/15/30	1,486,000	1,901,530
	USD	7.50%	05/01/31	202,000	237,855
	USD	7.88%	09/15/31	167,000	198,313
	USD	6.60%	03/15/46	208,000	233,932
QEP Resources, Inc.	USD	5.25%	05/01/23	429,000	455,705
SM Energy Co.	USD	6.13%	11/15/22	465,000	460,059
WPX Energy, Inc.:
	USD	5.88%	06/15/28	52,000	56,948
	USD	4.50%	01/15/30	717,000	763,103
					8,062,155

Financial Other - 1.17%
OneMain Finance Corp.:
	USD	8.88%	06/01/25	125,000	137,556
	USD	7.13%	03/15/26	845,000	977,036
					1,114,592

Food and Beverage - 3.32%
Chobani LLC / Chobani Finance Corp., Inc.:
	USD	7.50%	04/15/25	458,000	475,466	(1)
	USD	4.63%	11/15/28	292,000	302,220	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	1,006,000	1,133,631	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	299,000	321,156	(1)
	USD	5.75%	03/15/25	214,000	218,505	(1)
Post Holdings, Inc.	USD	4.63%	04/15/30	439,000	446,134	(1)
Primo Water Holdings, Inc.	USD	5.50%	04/01/25	250,000	257,527	(1)
					3,154,639

Forest Products&Paper - 0.41%
Mercer International, Inc.	USD	5.13%	02/01/29	386,000	391,863	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gaming - 4.21%
Boyd Gaming Corp.:
	USD	8.63%	06/01/25	211,000	$232,364	(1)
	USD	6.00%	08/15/26	150,000	155,719
Churchill Downs, Inc.	USD	5.50%	04/01/27	560,000	584,766	(1)
International Game Technology PLC:
	USD	6.25%	01/15/27	596,000	676,087	(1)
	USD	5.25%	01/15/29	70,000	74,225	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	223,000	232,945	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	391,000	442,442
Scientific Games International, Inc.:
	USD	8.25%	03/15/26	468,000	496,892	(1)
	USD	7.25%	11/15/29	452,000	492,314	(1)
Station Casinos LLC	USD	5.00%	10/01/25	137,000	138,381	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	457,000	475,851	(1)
					4,001,986

Gas Pipelines - 5.61%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.38%	09/15/24	334,000	337,340
	USD	5.75%	03/01/27	465,000	467,616	(1)
	USD	5.75%	01/15/28	363,000	366,630	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	608,000	645,337
EQM Midstream Partners LP	USD	6.50%	07/01/27	766,000	822,780	(1)
Genesis Energy LP / Genesis Energy Finance Corp.	USD	7.75%	02/01/28	763,000	754,576
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	533,000	537,976	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,291,000	1,391,259
					5,323,514

Healthcare - 6.99%
Bausch Health Cos., Inc.:
	USD	6.13%	04/15/25	670,000	686,723	(1)
	USD	7.00%	01/15/28	828,000	896,981	(1)
	USD	5.25%	02/15/31	442,000	448,354	(1)
Centene Corp.:
	USD	4.25%	12/15/27	278,000	289,815
	USD	3.38%	02/15/30	571,000	587,710
Encompass Health Corp.	USD	4.50%	02/01/28	401,000	417,561
HCA, Inc.:
	USD	5.38%	09/01/26	236,000	269,799
	USD	5.63%	09/01/28	620,000	721,850
	USD	3.50%	09/01/30	221,000	230,211
IQVIA, Inc.	USD	5.00%	05/15/27	333,000	349,056	(1)
Legacy LifePoint Health LLC	USD	4.38%	02/15/27	365,000	363,752	(1)
Lifepoint Health, Inc.	USD	5.38%	01/15/29	582,000	585,637	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	778,000	790,448
					6,637,897

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Healthcare-Services - 0.40%
US Acute Care Solutions LLC	USD	6.38%	03/01/26	372,000	$380,835	(1)

Home Builders - 1.90%
KB Home	USD	4.80%	11/15/29	275,000	296,141
Mattamy Group Corp.	USD	4.63%	03/01/30	603,000	627,403	(1)
Tri Pointe Homes, Inc.	USD	5.70%	06/15/28	393,000	438,195
Weekley Homes LLC / Weekley Finance Corp.	USD	4.88%	09/15/28	419,000	438,903	(1)
					1,800,642

Household Products/Wares - 0.55%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
	USD	5.00%	12/31/26	152,000	156,704	(1)
	USD	7.00%	12/31/27	366,000	362,706	(1)
					519,410

Industrial Other - 2.04%
Hillenbrand, Inc.	USD	5.75%	06/15/25	403,000	431,965
Mueller Water Products, Inc.	USD	5.50%	06/15/26	180,000	186,334	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	384,000	391,542
WESCO Distribution, Inc.	USD	7.25%	06/15/28	830,000	923,504	(1)
					1,933,345

Insurance - 0.15%
Acrisure LLC / Acrisure Finance, Inc.	USD	4.25%	02/15/29	147,000	144,642	(1)

Leisure - 1.67%
NCL Corp., Ltd.:
	USD	3.63%	12/15/24	420,000	393,361	(1)
	USD	5.88%	03/15/26	183,000	184,222	(1)
Royal Caribbean Cruises, Ltd.:
	USD	5.25%	11/15/22	192,000	195,990
	USD	9.13%	06/15/23	741,000	814,174	(1)
					1,587,747

Life - 0.72%
Acrisure LLC / Acrisure Finance, Inc.	USD	7.00%	11/15/25	666,000	683,899	(1)

Lodging - 0.83%
Hilton Domestic Operating Co., Inc.	USD	4.88%	01/15/30	684,000	738,306
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	USD	4.88%	04/01/27	51,000	53,136
					791,442

Media Cable - 6.50%
Altice France Holding SA	USD	6.00%	02/15/28	569,000	557,964	(1)
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.38%	06/01/29	836,000	901,927	(1)
	USD	4.50%	08/15/30	642,000	665,597	(1)
CSC Holdings LLC	USD	7.50%	04/01/28	1,854,000	2,044,675	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Cable (continued)
DISH DBS Corp.:
	USD	7.75%	07/01/26	649,000	$715,045
	USD	7.38%	07/01/28	493,000	517,342
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	222,298	(1)
Radiate Holdco LLC / Radiate Finance, Inc.	USD	4.50%	09/15/26	335,000	340,025	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	200,000	212,300	(1)
					6,177,173

Media Other - 4.93%
Netflix, Inc.:
	USD	4.88%	04/15/28	925,000	1,054,574
	USD	4.88%	06/15/30	281,000	323,501	(1)
Nexstar Broadcasting, Inc.	USD	4.75%	11/01/28	150,000	153,469	(1)
Sirius XM Radio, Inc.:
	USD	5.00%	08/01/27	360,000	375,385	(1)
	USD	4.13%	07/01/30	868,000	877,765	(1)
TEGNA, Inc.	USD	4.63%	03/15/28	704,000	722,040	(1)
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	459,000	492,564	(1)
Univision Communications, Inc.	USD	6.63%	06/01/27	650,000	678,844	(1)
					4,678,142

Metals/Mining/Steel - 0.49%
Kaiser Aluminum Corp.	USD	4.63%	03/01/28	441,000	461,118	(1)

Mining - 0.94%
Hudbay Minerals, Inc.:
	USD	4.50%	04/01/26	287,000	291,127	(1)
	USD	6.13%	04/01/29	558,000	602,757	(1)
					893,884

Non Captive Finance - 1.00%
Ally Financial, Inc.	USD	8.00%	11/01/31	486,000	696,475
CIT Group, Inc.	USD	6.13%	03/09/28	200,000	248,212
					944,687

Oil&Gas - 0.47%
Antero Resources Corp.	USD	7.63%	02/01/29	187,000	199,739	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	02/01/29	100,000	102,063	(1)
Occidental Petroleum Corp.	USD	5.50%	12/01/25	137,000	145,308
					447,110

Pharmaceuticals - 2.86%
AdaptHealth LLC	USD	4.63%	08/01/29	455,000	456,292	(1)
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	202,000	212,946	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	380,000	396,863	(1)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.:
	USD	9.50%	07/31/27	539,000	608,059	(1)
	USD	6.00%	06/30/28	314,000	276,006	(1)
Jaguar Holding Co. II / PPD Development LP	USD	5.00%	06/15/28	373,000	395,846	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pharmaceuticals (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (continued)
Syneos Health, Inc.	USD	3.63%	01/15/29	380,000	$373,113	(1)
					2,719,125

Pipelines - 1.10%
EQM Midstream Partners LP	USD	4.50%	01/15/29	555,000	539,044	(1)
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	5.63%	06/15/24	313,000	307,327
	USD	6.25%	05/15/26	57,000	54,114
	USD	8.00%	01/15/27	140,000	142,363
					1,042,848

Property & Casualty Insurance - 1.24%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer:
	USD	4.25%	10/15/27	221,000	221,414	(1)
	USD	6.75%	10/15/27	607,000	631,171	(1)
HUB International, Ltd.	USD	7.00%	05/01/26	307,000	320,215	(1)
					1,172,800

Restaurants - 0.90%
1011778 BC ULC / New Red Finance, Inc.:
	USD	4.38%	01/15/28	401,000	407,693	(1)
	USD	4.00%	10/15/30	460,000	449,167	(1)
					856,860

Retail - 1.77%
LBM Acquisition LLC	USD	6.25%	01/15/29	541,000	549,229	(1)
Park River Holdings, Inc.	USD	5.63%	02/01/29	562,000	551,645	(1)
PetSmart, Inc. / PetSmart Finance Corp.:
	USD	4.75%	02/15/28	196,000	202,940	(1)
	USD	7.75%	02/15/29	352,000	377,960	(1)
					1,681,774

Retail Food/Drug - 1.02%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	4.63%	01/15/27	283,000	293,263	(1)
	USD	5.88%	02/15/28	65,000	69,335	(1)
	USD	3.50%	03/15/29	113,000	108,706	(1)
	USD	4.88%	02/15/30	483,000	500,494	(1)
					971,798

Satellite - 1.67%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	668,000	747,425
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	464,000	295,800	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Satellite (continued)
Viasat, Inc.	USD	5.63%	04/15/27	521,000	$546,725	(1)
					1,589,950

Services Other - 2.60%
Expedia Group, Inc.	USD	6.25%	05/01/25	719,000	842,532
Prime Security Services Borrower LLC / Prime Finance, Inc.:
	USD	5.75%	04/15/26	342,000	368,932	(1)
	USD	6.25%	01/15/28	891,000	924,270	(1)
WW International, Inc.	USD	8.63%	12/01/25	317,000	331,441	(1)
					2,467,175

Software - 0.20%
Rackspace Technology Global, Inc.	USD	3.50%	02/15/28	196,000	192,693	(1)

Technology - 1.35%
Avaya, Inc.	USD	6.13%	09/15/28	246,000	265,219	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	221,000	229,083	(1)
ON Semiconductor Corp.	USD	3.88%	09/01/28	750,000	784,687
					1,278,989

Telecommunications - 0.42%
Level 3 Financing, Inc.	USD	3.75%	07/15/29	195,000	194,756	(1)
Plantronics, Inc.	USD	4.75%	03/01/29	205,000	205,000	(1)
					399,756

Textile/Apparel - 0.31%
Levi Strauss & Co.	USD	5.00%	05/01/25	288,000	295,020

Wireless - 2.33%
Sprint Corp.:
	USD	7.63%	02/15/25	1,089,000	1,297,271
	USD	8.75%	03/15/32	615,000	915,735
					2,213,006

Wirelines - 1.83%
Consolidated Communications, Inc.	USD	6.50%	10/01/28	644,000	690,851	(1)
Lumen Technologies, Inc.	USD	4.00%	02/15/27	176,000	180,148	(1)
Telecom Italia Capital SA	USD	6.00%	09/30/34	753,000	867,908
					1,738,907

TOTAL CORPORATE BONDS					91,409,759
(Cost $88,536,437)

BANK LOANS - 2.06%(4)
Automotive - 0.37%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	351,404	352,282

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Consumer Products - 0.30%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	570,322	$280,408

Diversified Manufacturing - 0.12%
Blount International, Inc. - New Refinancing Term Loan	USD	1M US L + 3.75%	04/12/23	111,876	112,086

Healthcare - 0.59%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	285,769	246,680
LifePoint Health, Inc. - Term B Loan	USD	1M US L + 3.75%	11/16/25	317,115	317,800
					564,480

Industrial Other - 0.27%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	256,244	255,163

Miscellaneous Manufacture - 0.27%
Gates Global LLC	USD	1M US L + 2.75%	03/31/27	258,557	258,881

Packaging & Containers - 0.14%
Flex Acquisition Co., Inc.	USD	3M US L + 3.00%	02/24/28	134,898	134,505

TOTAL BANK LOANS					1,957,805
(Cost $2,196,631)

COMMON/PREFERRED STOCKS - 0.39%
Transportation Non Air/Rail - 0.00%(5)
Euronav NV	USD			31	274

Exploration & Production - 0.39%
Oasis Petroleum, Inc.	USD			6,442	366,292

TOTAL COMMON/PREFERRED STOCKS					366,566
(Cost $188,449)

SHORT TERM INVESTMENTS - 0.33%
Money Market Fund - 0.33%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.08%	N/A	312,678	312,772

TOTAL SHORT TERM INVESTMENTS					312,772
(Cost $312,468)

Total Investments - 99.03%					94,046,902
(Cost $91,233,985)
Other Assets in Excess of Liabilities - 0.97%					922,143

Net Assets - 100.00%					$94,969,045

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of February 28, 2021 was 0.12%
3M US L - 3 Month LIBOR as of February 28, 2021 was 0.19%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $57,154,334, which represents approximately 60.18% of net assets as of February 28, 2021.
(2)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(3)	Security is in default and therefore is non-income producing.
(4)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(5)	Amount represents less than 0.005% of net assets.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments
February 28, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 85.13%
Brazil - 4.71%
Brazil Letras do Tesouro Nacional:
	BRL	0.00%	01/01/22	8,360,000	$1,445,682	(1)
	BRL	0.00%	01/01/24	7,900,000	1,164,370	(1)
	BRL	10.00%	01/01/31	8,810,000	1,722,459
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/23	15,625,000	2,985,955
	BRL	10.00%	01/01/29	2,880,000	564,031
					7,882,497

Chile - 1.88%
Republic of Chile:
	CLP	4.50%	03/01/26	1,230,000,000	1,922,677
	CLP	4.70%	09/01/30	770,000,000	1,217,614	(2)
					3,140,291

China - 11.70%
China Government Bond:
	CNY	3.19%	04/11/24	26,370,000	4,113,934
	CNY	1.99%	04/09/25	31,000,000	4,597,490
	CNY	3.13%	11/21/29	71,130,000	10,857,717
					19,569,141

Colombia - 6.62%
Bogota Distrio Capital	COP	9.75%	07/26/28	10,114,000,000	3,275,021	(3)
Titulos De Tesoreria:
	COP	10.00%	07/24/24	6,687,000,000	2,198,697
	COP	7.50%	08/26/26	1,208,000,000	374,426
	COP	5.75%	11/03/27	2,636,800,000	743,531
	COP	6.00%	04/28/28	1,948,000,000	554,248
	COP	7.75%	09/18/30	9,296,000,000	2,874,853
	COP	7.00%	06/30/32	3,620,000,000	1,044,797
					11,065,573

Czech Republic - 2.17%
Czech Republic Government:
	CZK	2.40%	09/17/25	10,150,000	493,444
	CZK	0.25%	02/10/27	42,980,000	1,857,647
	CZK	4.20%	12/04/36	20,650,000	1,276,151
					3,627,242

Egypt - 1.04%
Egypt Treasury Bill:
	EGP	0.00%	06/15/21	13,250,000	813,706	(1)
	EGP	0.00%	09/28/21	15,675,000	929,123	(1)
					1,742,829

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 10.99%
Republic of Indonesia:
	IDR	7.00%	05/15/22	7,880,000,000	$572,185
	IDR	11.00%	09/15/25	58,400,000,000	4,963,033
	IDR	8.38%	09/15/26	33,331,000,000	2,612,069
	IDR	9.00%	03/15/29	5,860,000,000	473,862
	IDR	8.25%	06/15/32	14,010,000,000	1,068,387
	IDR	6.63%	05/15/33	68,500,000,000	4,706,804
	IDR	8.38%	03/15/34	36,690,000,000	2,809,887
	IDR	7.50%	05/15/38	16,480,000,000	1,169,019
					18,375,246

Malaysia - 3.99%
Malaysia Government:
	MYR	3.91%	07/15/26	6,660,000	1,758,997
	MYR	3.50%	05/31/27	3,800,000	978,752
	MYR	3.90%	11/16/27	1,580,000	416,323
	MYR	3.73%	06/15/28	1,280,000	334,587
	MYR	3.89%	08/15/29	9,500,000	2,482,088
	MYR	4.50%	04/15/30	2,530,000	691,648
					6,662,395

Mexico - 7.27%
Mexican Bonos:
	MXN	6.75%	03/09/23	22,947,000	1,150,483
	MXN	8.00%	12/07/23	17,640,000	922,483
	MXN	5.75%	03/05/26	35,790,000	1,758,568
	MXN	7.50%	06/03/27	20,399,000	1,078,496
	MXN	7.75%	05/29/31	8,470,000	451,731
	MXN	7.75%	11/23/34	8,176,000	430,983
	MXN	10.00%	11/20/36	24,916,000	1,556,803
	MXN	8.50%	11/18/38	49,730,000	2,750,306
	MXN	7.75%	11/13/42	40,150,000	2,059,760
					12,159,613

Peru - 2.18%
Republic of Peru:
	PEN	6.15%	08/12/32	6,100,000	1,905,934
	PEN	5.40%	08/12/34	6,096,000	1,738,617
					3,644,551

Poland - 4.78%
Kreditanstalt fuer Wiederaufbau	PLN	1.70%	01/17/22	3,000,000	811,393
Republic of Poland:
	PLN	2.50%	01/25/23	4,920,000	1,373,084
	PLN	3.25%	07/25/25	1,310,000	388,596
	PLN	2.75%	04/25/28	13,670,000	4,019,764
	PLN	2.75%	10/25/29	4,770,000	1,404,830
					7,997,667

Romania - 3.14%
Romania Government Bond:
	RON	5.00%	02/12/29	13,670,000	3,771,873

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania (continued)
Romania Government Bond: (continued)
	RON	3.65%	09/24/31	6,000,000	$1,469,364
					5,241,237

Russia - 8.47%
Russian Federation:
	RUB	7.60%	04/14/21	229,000,000	3,086,045
	RUB	7.40%	12/07/22	144,130,000	2,012,413
	RUB	7.95%	10/07/26	3,200,000	46,183
	RUB	8.50%	09/17/31	279,030,000	4,229,340
	RUB	7.70%	03/23/33	278,500,000	3,978,455
	RUB	7.70%	03/16/39	56,000,000	802,911
					14,155,347

South Africa - 9.74%
Republic of South Africa:
	ZAR	10.50%	12/21/26	75,340,000	5,709,627
	ZAR	6.25%	03/31/36	202,500,000	9,303,206
	ZAR	8.50%	01/31/37	22,977,000	1,277,212
					16,290,045

Thailand - 2.70%
Thailand Government:
	THB	2.88%	12/17/28	32,320,000	1,178,176
	THB	3.78%	06/25/32	41,890,000	1,650,718
	THB	1.59%	12/17/35	15,550,000	482,026
	THB	4.68%	06/29/44	25,470,000	1,196,594
					4,507,514

Turkey - 3.16%
Republic of Turkey:
	TRY	9.50%	01/12/22	4,910,000	630,712
	TRY	11.00%	03/02/22	10,170,000	1,317,680
	TRY	12.20%	01/18/23	250,000	32,602
	TRY	7.10%	03/08/23	7,690,000	907,051
	TRY	9.00%	07/24/24	5,540,000	654,581
	TRY	10.60%	02/11/26	3,840,000	466,120
	TRY	11.00%	02/24/27	5,610,000	683,239
	TRY	10.50%	08/11/27	4,900,000	585,222
					5,277,207

Uruguay - 0.59%
Republic of Uruguay:
	UYU	9.88%	06/20/22	28,360,000	686,695	(3)
	UYU	8.50%	03/15/28	12,100,000	299,552	(2)
					986,247

TOTAL SOVEREIGN DEBT OBLIGATIONS					142,324,642
(Cost $143,720,530)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 6.42%
Brazil - 1.87%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	15,845,741	$3,126,570	(2)

Kazakhstan - 0.17%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	116,250,000	277,833	(2)

Mexico - 4.38%
America Movil SAB de CV	MXN	6.45%	12/05/22	90,680,000	4,428,539
Petroleos Mexicanos:
	MXN	7.47%	11/12/26	45,370,000	1,906,026
	USD	7.69%	01/23/50	1,036,000	989,276
					7,323,841

TOTAL CORPORATE BONDS					10,728,244
(Cost $12,635,195)

SHORT TERM INVESTMENTS - 0.15%
Money Market Fund - 0.15%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.08%	N/A	255,399	255,475

TOTAL SHORT TERM INVESTMENTS					255,475
(Cost $255,450)

Total Investments - 91.70%					153,308,361
(Cost $156,611,175)
Other Assets In Excess of Liabilities - 8.30%					13,881,409

Net Assets - 100.00%					$167,189,770

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNH	-	Chinese Yuan Offshore
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,921,569, which represents approximately 2.94% of net assets as of February 28, 2021.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2021, the aggregate fair value of those securities was $3,961,716, which represents approximately 2.37% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2021	Fund Delivering	U.S. $ Value at February 28, 2021	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	03/02/21	USD	2,429,151	BRL	2,349,309	$79,842
Citigroup Global Markets	03/08/21	USD	469,412	IDR	461,292	8,120
Citigroup Global Markets	03/19/21	USD	1,159,750	COP	1,112,613	47,137
Citigroup Global Markets	03/29/21	USD	809,681	MXN	779,841	29,840
Citigroup Global Markets	04/29/21	CLP	1,272,807	USD	1,269,177	3,630
Citigroup Global Markets	04/29/21	USD	69,137	CNH	69,087	50
Goldman Sachs International	03/02/21	USD	949,325	BRL	915,920	33,405
Goldman Sachs International	03/08/21	USD	199,343	IDR	197,685	1,658
Goldman Sachs International	03/19/21	USD	339,874	PEN	336,549	3,325
Goldman Sachs International	03/22/21	RUB	230,210	USD	225,597	4,613
Goldman Sachs International	03/29/21	USD	566,121	MXN	545,319	20,802
Goldman Sachs International	04/08/21	PLN	1,976,084	USD	1,975,489	595
Goldman Sachs International	04/16/21	USD	4,417,391	ZAR	4,390,687	26,704
J.P. Morgan Chase & Co.	03/08/21	USD	728,996	IDR	717,512	11,484
J.P. Morgan Chase & Co.	03/19/21	USD	1,113,646	COP	1,066,559	47,087
J.P. Morgan Chase & Co.	03/19/21	USD	1,472,774	PEN	1,465,931	6,843
J.P. Morgan Chase & Co.	03/29/21	USD	566,182	MXN	545,450	20,732
J.P. Morgan Chase & Co.	04/08/21	PLN	848,077	USD	846,686	1,391
						$347,258

Citigroup Global Markets	03/02/21	BRL	2,349,309	USD	2,418,283	$(68,974)
Citigroup Global Markets	04/05/21	BRL	2,346,247	USD	2,426,555	(80,308)
Citigroup Global Markets	03/05/21	COP	1,154,285	USD	1,164,222	(9,937)
Citigroup Global Markets	04/08/21	CZK	407,910	USD	409,348	(1,438)
Citigroup Global Markets	04/08/21	HUF	153,132	USD	155,188	(2,056)
Citigroup Global Markets	04/01/21	THB	43,402	USD	43,571	(169)
Citigroup Global Markets	04/29/21	USD	683,020	CNH	683,966	(946)
Goldman Sachs International	03/02/21	BRL	915,920	USD	954,355	(38,435)
Goldman Sachs International	04/05/21	BRL	3,302,949	USD	3,351,113	(48,164)
Goldman Sachs International	04/08/21	CZK	2,280,186	USD	2,290,069	(9,883)
Goldman Sachs International	04/08/21	HUF	1,571,525	USD	1,593,089	(21,564)
Goldman Sachs International	03/22/21	RUB	902,713	USD	908,441	(5,728)
Goldman Sachs International	04/01/21	THB	1,092,795	USD	1,096,506	(3,711)
Goldman Sachs International	03/22/21	USD	241,893	RUB	247,610	(5,717)
Goldman Sachs International	04/08/21	USD	226,588	PLN	226,901	(313)
HSBC	04/29/21	USD	2,747,587	CNH	2,750,397	(2,810)
J.P Morgan Chase & Co	04/08/21	PLN	6,860,427	USD	6,887,126	(26,699)
J.P. Morgan Chase & Co.	04/08/21	HUF	1,734,235	USD	1,755,261	(21,026)
J.P. Morgan Chase & Co.	04/01/21	THB	1,663,404	USD	1,668,886	(5,482)
						$(353,360)

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments
February 28, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 93.01%
Argentina - 2.15%
MSU Energy SA	USD	6.88%	02/01/25	48,000	$32,880	(1)
Pampa Energia SA	USD	7.50%	01/24/27	35,000	29,783	(1)
YPF SA:
	USD	8.50%	07/28/25	16,000	11,610	(1)
	USD	6.95%	07/21/27	87,000	55,571	(2)
					129,844

Brazil - 8.52%
Adecoagro SA	USD	6.00%	09/21/27	27,000	28,552	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	6,000	6,549	(1)(3)(4)
CSN Resources SA	USD	7.63%	04/17/26	20,000	21,656	(1)
Gol Finance SA	USD	7.00%	01/31/25	91,000	81,886	(1)
Guara Norte Sarl	USD	5.20%	06/15/34	21,000	21,440	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	32,000	32,240	(1)(3)(4)
Klabin Austria GmbH:
	USD	3.20%	01/12/31	30,000	29,715	(1)
	USD	7.00%	04/03/49	23,000	28,794	(1)
MV24 Capital BV	USD	6.75%	06/01/34	21,765	23,665	(1)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	21,000	22,661	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	28,000	31,300
	USD	6.90%	03/19/49	51,000	57,121
Simpar Europe SA	USD	5.20%	01/26/31	45,000	45,675	(1)
Usiminas International Sarl	USD	5.88%	07/18/26	76,000	82,175	(1)
					513,429

Chile - 2.03%
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	42,000	49,087	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	11,000	11,913	(1)
Geopark, Ltd.	USD	5.50%	01/17/27	60,000	61,313	(1)
					122,313

China - 9.13%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	51,937	(2)
China SCE Group Holdings, Ltd.	USD	7.38%	04/09/24	200,000	209,156
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	44,000	45,210	(2)
Tencent Holdings, Ltd.:
	USD	2.39%	06/03/30	14,000	13,829	(1)
	USD	3.24%	06/03/50	14,000	13,469	(1)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	205,656
Yingde Gases Investment, Ltd.	USD	6.25%	01/19/23	11,000	11,354	(2)
					550,611

Colombia - 4.63%
AI Candelaria Spain SLU:
	USD	7.50%	12/15/28	32,000	36,560	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia (continued)
AI Candelaria Spain SLU: (continued)
	USD	7.50%	12/15/28	20,000	$22,850	(2)
Ecopetrol SA:
	USD	5.38%	06/26/26	29,000	32,621
	USD	7.38%	09/18/43	33,000	41,131
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	140,000	116,200	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	27,900	29,716	(1)
					279,078

Ghana - 0.71%
Tullow Oil PLC	USD	7.00%	03/01/25	53,000	42,665	(1)

Guatemala - 0.67%
Energuate Trust	USD	5.88%	05/03/27	38,000	40,488	(1)

Hong Kong - 3.44%
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	207,187

India - 3.91%
Bharti Airtel, Ltd.:
	USD	4.38%	06/10/25	15,000	16,263	(2)
	USD	3.25%	06/03/31	33,000	32,548	(1)
Greenko Dutch BV	USD	5.25%	07/24/24	43,000	44,451	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	73,000	77,471	(1)(3)(4)
Vedanta Resources Finance II PLC:
	USD	13.88%	01/21/24	24,000	26,542	(1)
	USD	8.95%	03/11/25	22,000	22,083	(1)
Vedanta Resources, Ltd.	USD	6.38%	07/30/22	17,000	16,448	(1)
					235,806

Indonesia - 3.21%
Cikarang Listrindo Tbk PT	USD	4.95%	09/14/26	27,000	28,004	(2)
Indika Energy Capital IV Pte, Ltd.	USD	8.25%	10/22/25	12,000	13,013	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	125,000	131,719	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	6.50% Cash + 1.00% PIK	12/11/22	10,000	7,636	(5)
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak	USD	4.85%	10/14/38	12,000	13,369	(1)
					193,741

Israel - 5.47%
Altice Financing SA	USD	5.00%	01/15/28	94,000	94,363	(1)
Leviathan Bond, Ltd.	USD	6.75%	06/30/30	74,000	81,492	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	164,000	153,793
					329,648

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Jamaica - 0.46%
Digicel Group 0.5, Ltd.	USD	8% Cash and 2% PIK or 10.00% PIK	04/01/24	13,836	$13,715	(5)
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	13,800	(2)
					27,515

Macau - 1.65%
Melco Resorts Finance, Ltd.:
	USD	5.63%	07/17/27	27,000	28,519	(2)
	USD	5.75%	07/21/28	32,000	34,315	(1)
Sands China, Ltd.	USD	5.40%	08/08/28	18,000	20,818
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	4,000	4,237	(1)
	USD	6.50%	01/15/28	11,000	11,866	(1)
					99,755

Mexico - 8.44%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	135,000	65,138	(1)(6)
America Movil SAB de CV	USD	3.63%	04/22/29	25,000	27,539
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	77,000	80,850	(1)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	63,000	67,233	(1)(3)(4)
	USD	7.50%	Perpetual	43,000	48,160	(1)(3)(4)
BBVA Bancomer SA	USD	6.75%	09/30/22	11,000	11,908	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	52,472	60,679	(1)
FEL Energy VI Sarl	USD	5.75%	12/01/40	11,000	11,611	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	25,655	29,463	(1)
Petroleos Mexicanos	USD	7.69%	01/23/50	48,000	45,835
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	35,000	30,980	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	21,000	29,544
					508,940

Nigeria - 2.47%
Access Bank PLC	USD	10.50%	10/19/21	22,000	23,052	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	93,000	100,701	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	25,069	(1)
					148,822

Oman - 0.48%
Oryx Funding, Ltd.	USD	5.80%	02/03/31	28,000	29,190	(1)

Panama - 0.95%
C&W Senior Financing DAC	USD	7.50%	10/15/26	54,000	57,307	(1)

Peru - 4.24%
Banco BBVA Peru SA	USD	5Y US TI + 2.75%	09/22/29	13,000	14,221	(2)(3)
Banco de Credito del Peru	USD	5Y US TI + 3.00%	07/01/30	28,000	28,679	(1)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	92,000	97,937	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	4,000	4,414	(1)
	USD	4.13%	08/16/27	53,000	57,378	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Peru (continued)
Nexa Resources SA	USD	6.50%	01/18/28	45,000	$52,821	(1)
					255,450

Russia - 4.57%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	118,000	133,246	(1)
Lukoil Securities BV	USD	3.88%	05/06/30	103,000	109,566	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	32,648	(1)(3)(4)
					275,460

Saudi Arabia - 3.45%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	103,000	121,926	(1)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	40,000	43,650	(1)
	USD	3.25%	11/24/50	46,000	42,424	(1)
					208,000

South Africa - 3.15%
AngloGold Ashanti Holdings PLC	USD	3.75%	10/01/30	52,000	54,512
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	99,000	103,962	(1)
Liquid Telecommunications Financing PLC	USD	5.50%	09/04/26	14,000	14,315	(1)
Prosus NV	USD	3.83%	02/08/51	19,000	17,100	(1)
					189,889

Tanzania - 1.07%
HTA Group, Ltd.	USD	7.00%	12/18/25	60,000	64,350	(1)

Thailand - 2.71%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	50,000	51,820	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	67,500	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	43,844	(2)
					163,164

Turkey - 4.13%
Akbank Turk AS:
	USD	5.13%	03/31/25	15,000	15,380	(1)
	USD	6.80%	04/27/28	35,000	35,355	(1)(3)
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	37,000	41,186	(1)
Turkiye Garanti Bankasi AS:
	USD	5.88%	03/16/23	33,000	34,671	(1)
	USD	6.13%	05/24/27	69,000	69,172	(1)(3)
Ulker Biskuvi Sanayi AS	USD	6.95%	10/30/25	49,000	53,402	(1)
					249,166

Ukraine - 3.78%
Metinvest BV:
	USD	7.75%	04/23/23	60,000	64,425	(1)
	USD	7.75%	10/17/29	63,000	68,513	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ukraine (continued)
VF Ukraine PAT via VFU Funding PLC	USD	6.20%	02/11/25	91,000	$95,195	(1)
					228,133

United Arab Emirates - 4.04%
DP World PLC	USD	4.70%	09/30/49	149,000	159,174	(1)
Galaxy Pipeline Assets Bidco, Ltd.	USD	1.75%	09/30/27	84,000	84,420	(1)
					243,594

Vietnam - 1.76%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	104,000	106,340	(1)

Zambia - 1.79%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	39,000	40,054	(1)
	USD	7.50%	04/01/25	65,000	67,641	(1)
					107,695

TOTAL CORPORATE BONDS					5,607,580
(Cost $5,370,677)

SHORT TERM INVESTMENTS - 6.46%
Money Market Fund - 6.46%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.08%	N/A	389,287	389,404

TOTAL SHORT TERM INVESTMENTS					389,404
(Cost $389,394)

Total Investments - 99.47%					5,996,984
(Cost $5,760,071)
Other Assets In Excess of Liabilities - 0.53%					32,033

Net Assets - 100.00%					$6,029,017

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
PIK - Payment in-kind

Reference Rates:
5Y US TI - 5 Year US Treasury Index as of February 28, 2021 was 0.75%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,138,443, which represents approximately 68.64% of net assets as of February 28, 2021.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2021, the aggregate fair value of those securities was $331,573, which represents approximately 5.50% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.
(6)	Security is in default and therefore is non-income producing.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
February 28, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 7.36%
Aqua Finance Trust 2019-A, Series 2019-A	USD	3.14%	09/15/25	43,759	$44,979	(1)
BB-UBS Trust, Series 2012-TFT	USD	2.89%	06/05/20	50,000	49,590	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/21	100,000	99,666	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	50,113	(1)(2)
CLNY Trust 2019-IKPR, Series 2019-IKPR	USD	1M US L + 1.13%	11/15/21	50,000	50,014	(1)(2)
Fannie Mae Pool, Series 2013-	USD	3.00%	07/01/27	47,204	50,311	(3)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	22,220	22,437	(3)
Series 2016-SC01	USD	3.50%	07/25/46	37,320	37,890	(3)
Invitation Homes 2017-SFR2 Trust, Series 2017-SFR2	USD	1M US L + 0.85%	12/17/36	44,873	45,061	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	110,504	83,132
MBRT 2019-MBR, Series 2019-MBR	USD	1M US L + 0.85%	11/25/21	75,000	75,129	(1)(2)
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV	USD	4.28%	10/15/22	125,000	88,949	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1, Series 2020-T1	USD	1.43%	08/15/23	25,000	25,122	(1)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.34%	11/26/35	2,214	2,217	(1)(2)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	16,557	16,893	(1)(2)
VOLT LXXXIV LLC, Series 2019-NP10	USD	3.43%	11/25/22	37,089	37,267	(1)(4)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					778,770
(Cost $783,555)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 21.88%
FNMA TBA:
	USD	2.50%	03/11/21	375,000	388,799	(3)
	USD	3.00%	03/11/21	625,000	654,150	(3)
	USD	3.50%	03/11/21	575,000	609,718	(3)
	USD	4.00%	03/11/21	325,000	349,223	(3)
	USD	2.50%	03/16/21	200,000	209,135	(3)
	USD	3.00%	03/16/21	100,000	105,586	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,316,611
(Cost $2,329,263)

CORPORATE BONDS - 45.43%
Aerospace/Defense - 0.24%
Boeing Co.	USD	3.60%	05/01/34	25,000	25,731

Automotive - 1.51%
Ford Motor Credit Co. LLC	USD	4.27%	01/09/27	50,000	52,969

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Automotive (continued)
General Motors Financial Co., Inc.	USD	4.35%	01/17/27	50,000	$56,388
Hyundai Capital America:
	USD	3.25%	09/20/22	25,000	25,965	(1)
	USD	1.30%	01/08/26	25,000	24,763	(1)
					160,085

Banking - 12.42%
Bank of America Corp.	USD	3M US L + 0.99%	02/13/31	100,000	102,521	(2)
Capital One Financial Corp.	USD	3.75%	03/09/27	50,000	56,197
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	140,451
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	53,974	(1)(2)
Deutsche Bank AG:
	USD	3.70%	05/30/24	50,000	53,855
	USD	1D US SOFR + 1.87%	11/24/26	75,000	75,884	(2)
Goldman Sachs Group, Inc.	USD	1D US SOFR + 0.609%	02/12/26	50,000	49,628	(2)
HSBC Holdings PLC:
	USD	3.95%	05/18/24	25,000	26,871	(2)
	USD	1D US SOFR + 1.29%	05/24/27	25,000	25,009	(2)
Intesa Sanpaolo SpA, Series XR	USD	4.00%	09/23/29	75,000	82,900	(1)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	55,606
Mizuho Financial Group, Inc.	USD	3M US L + 1.27%	09/08/31	75,000	73,366	(2)
Morgan Stanley	USD	1D US SOFR + 1.02%	04/28/32	75,000	72,908	(2)
Societe Generale SA	USD	2.63%	10/16/24	75,000	79,016	(1)
Standard Chartered PLC:
	USD	3M US L + 1.21%	01/30/26	50,000	52,610	(1)(2)
	USD	5.70%	03/26/44	25,000	32,223	(1)
State Street Corp.	USD	2.20%	03/03/31	100,000	99,706
Sumitomo Mitsui Financial Group, Inc.	USD	2.14%	09/23/30	25,000	24,445
Synchrony Financial	USD	3.70%	08/04/26	50,000	54,572
UBS Group AG	USD	3.49%	05/23/23	50,000	51,857	(1)
Wells Fargo & Co.	USD	3M US L + 1.00%	02/11/31	50,000	51,799	(2)
					1,315,398

Building Products - 0.57%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	59,942

Chemicals - 1.07%
Huntsman International LLC	USD	4.50%	05/01/29	50,000	56,669
Nutrien, Ltd.	USD	3.95%	05/13/50	50,000	56,648
					113,317

Consumer Products - 0.23%
Kimberly-Clark Corp.	USD	1.05%	09/15/27	25,000	24,638

Diversified Manufacturing - 0.49%
Carrier Global Corp.	USD	3.58%	04/05/50	50,000	51,591

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Electric - 4.15%
Appalachian Power Co., Series Z	USD	3.70%	05/01/50	50,000	$54,043
Electricite de France SA	USD	4.50%	09/21/28	50,000	58,495	(1)
Enel Finance International NV	USD	4.63%	09/14/25	50,000	57,229	(1)
Entergy Texas, Inc.	USD	3.55%	09/30/49	50,000	53,011
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	56,150
FirstEnergy Corp., Series C	USD	5.35%	07/15/47	25,000	29,794
NextEra Energy Capital Holdings, Inc.:
	USD	2.75%	05/01/25	25,000	26,697
	USD	2.25%	06/01/30	50,000	50,518
Vistra Operations Co. LLC	USD	3.55%	07/15/24	50,000	53,799	(1)
					439,736

Environmental Services - 0.43%
Waste Management, Inc.	USD	2.50%	11/15/50	50,000	45,025

Exploration & Production - 1.93%
BP Capital Markets PLC	USD	5Y US TI + 4.036%	Perpetual	50,000	52,838	(2)(5)
Chevron Corp.	USD	3.08%	05/11/50	50,000	50,013
Diamondback Energy, Inc.	USD	2.88%	12/01/24	50,000	52,989
Total Capital International SA	USD	3.13%	05/29/50	50,000	49,005
					204,845

Food - 0.46%
Conagra Brands, Inc.	USD	1.38%	11/01/27	50,000	48,975

Gaming - 0.50%
Las Vegas Sands Corp.	USD	3.20%	08/08/24	50,000	52,526

Gas Distributors - 1.08%
Cheniere Corpus Christi Holdings LLC	USD	5.13%	06/30/27	50,000	58,430
Sempra Energy	USD	4.00%	02/01/48	50,000	55,356
					113,786

Gas Pipelines - 2.94%
Boardwalk Pipelines LP	USD	5.95%	06/01/26	50,000	59,261
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	57,808
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	60,440
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	58,175
Williams Cos., Inc.	USD	2.60%	03/15/31	75,000	75,192
					310,876

Healthcare - 0.88%
CVS Health Corp.	USD	4.78%	03/25/38	25,000	30,507
HCA, Inc.	USD	5.25%	06/15/49	50,000	62,804
					93,311

Industrial Other - 0.50%
Flowserve Corp.	USD	3.50%	10/01/30	50,000	53,005

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Lodging - 0.27%
Marriott International, Inc., Series EE	USD	5.75%	05/01/25	25,000	$28,883

Media Cable - 0.86%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	25,000	33,582
Comcast Corp.	USD	3.97%	11/01/47	50,000	57,183
					90,765

Media Other - 0.28%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	29,525

Metals/Mining/Steel - 0.54%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	56,771	(1)

Non Captive Finance - 0.51%
Air Lease Corp.	USD	3.63%	12/01/27	50,000	53,510

Pharmaceuticals - 0.51%
AbbVie, Inc.	USD	3.20%	11/21/29	50,000	54,096

Property & Casualty Insurance - 0.47%
Kemper Corp.	USD	2.40%	09/30/30	50,000	49,579

Refining - 1.53%
ConocoPhillips	USD	3.75%	10/01/27	50,000	56,433	(1)
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	29,650
	USD	3.80%	04/01/28	25,000	27,556
Phillips 66	USD	2.15%	12/15/30	50,000	48,766
					162,405

REITS - 2.23%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	56,215
CubeSmart LP	USD	2.00%	02/15/31	50,000	48,248
Prologis LP	USD	2.13%	04/15/27	25,000	26,021
SITE Centers Corp.:
	USD	4.25%	02/01/26	15,000	16,100
	USD	4.70%	06/01/27	35,000	38,747
WEA Finance LLC	USD	2.88%	01/15/27	50,000	50,825	(1)
					236,156

Restaurants - 0.57%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	60,270

Retail Non Food/Drug - 0.45%
O'Reilly Automotive, Inc.	USD	1.75%	03/15/31	50,000	47,901

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Services Other - 1.59%
Amazon.com, Inc.	USD	2.70%	06/03/60	25,000	$23,148
Expedia Group, Inc.	USD	3.25%	02/15/30	50,000	51,323
Verisk Analytics, Inc.	USD	3.63%	05/15/50	50,000	51,746
Visa, Inc.	USD	2.00%	08/15/50	50,000	42,605
					168,822

Technology - 3.13%
Broadcom, Inc.	USD	5.00%	04/15/30	50,000	58,181
Electronic Arts, Inc.	USD	2.95%	02/15/51	50,000	48,028
Fidelity National Information Services, Inc.	USD	1.15%	03/01/26	75,000	74,745
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	54,444	(1)
TSMC Global, Ltd.:
	USD	1.00%	09/28/27	50,000	48,779	(1)
	USD	1.38%	09/28/30	50,000	47,631	(1)
					331,808

Transportation Non Air/Rail - 0.54%
FedEx Corp.	USD	4.40%	01/15/47	50,000	57,081

Wireless - 1.53%
American Tower Corp.	USD	1.30%	09/15/25	50,000	50,322
T-Mobile USA, Inc.:
	USD	3.88%	04/15/30	25,000	27,517	(1)
	USD	4.50%	04/15/50	25,000	27,815	(1)
Vodafone Group PLC	USD	4.25%	09/17/50	50,000	56,223
					161,877

Wirelines - 1.02%
AT&T, Inc.	USD	2.25%	02/01/32	50,000	48,053
Verizon Communications, Inc.	USD	4.50%	08/10/33	50,000	59,690
					107,743

TOTAL CORPORATE BONDS					4,809,979
(Cost $4,564,284)

U.S. TREASURY BONDS/NOTES - 17.58%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	55,551
	USD	2.50%	02/15/46	225,000	242,209
U.S. Treasury Notes:
	USD	2.00%	11/15/21	625,000	633,614
	USD	2.13%	05/15/25	325,000	346,519
	USD	2.00%	08/15/25	550,000	584,031

TOTAL U.S. TREASURY BONDS/NOTES					1,861,924
(Cost $1,775,406)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 7.69%
Money Market Fund - 7.69%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.08%	N/A	814,114	$814,359

TOTAL SHORT TERM INVESTMENTS					814,359
(Cost $814,294)

Total Investments - 99.94%					10,581,643
(Cost $10,266,802)
Other Assets in Excess of Liabilities - 0.06%					6,779

Net Assets - 100.00%					$10,588,422

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate
LIBOR - London Interbank Offered Rate

Reference Rates:
1D US SOFR - 1 Day SOFR as of February 28, 2021 was 0.01%
1M US L - 1 Month LIBOR as of February 28, 2021 was 0.12%
3M US L - 3 Month LIBOR as of February 28, 2021 was 0.19%
5Y US TI - 5 Year US Treasury Index as of February 28, 2021 was 0.75%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,528,046, which represents approximately 14.43% of net assets as of February 28, 2021.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Investment purchased on a delayed delivery basis.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2021.
(5)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
February 28, 2021 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 95.63%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	171,278	$1,575,754	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	709,698	6,898,262	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,056,373	8,598,880	(1)
Stone Harbor Investment Grade Fund	USD	N/A	999,913	10,579,076	(1)
Stone Harbor Local Markets Fund	USD	N/A	255,916	2,275,093	(1)
				29,927,065

TOTAL OPEN-END FUNDS				29,927,065
(Cost $29,713,053)

SHORT TERM INVESTMENTS - 2.36%
Money Market Fund - 2.36%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.08%	736,712	736,933

TOTAL SHORT TERM INVESTMENTS				736,933
(Cost $736,908)

Total Investments - 97.99%				30,663,998
(Cost $30,449,961)
Other Assets In Excess of Liabilities - 2.01%				630,467

Net Assets - 100.00%				$31,294,465

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2021	Fund Delivering	U.S. $ Value at February 28, 2021	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	3/25/2021	JPY	310,817	AUD	307,813	$3,004
Citigroup Global Markets	3/22/2021	USD	85,552	EUR	85,107	445
Citigroup Global Markets	3/12/2021	GBP	525	USD	519	6
Goldman Sachs International	3/12/2021	USD	162,877	GBP	160,227	2,650
Goldman Sachs International	3/19/2021	USD	312,482	AUD	307,804	4,678
J.P. Morgan Chase & Co.	3/12/2021	GBP	159,702	USD	157,866	1,836
J.P. Morgan Chase & Co.	3/12/2021	EUR	156,888	JPY	154,958	1,930
J.P. Morgan Chase & Co.	3/2/2021	USD	88,737	MXN	86,612	2,125
						$16,674

Citigroup Global Markets	3/22/2021	USD	127,766	GBP	133,348	$(5,582)
Citigroup Global Markets	3/11/2021	JPY	101,890	USD	103,789	(1,899)
Citigroup Global Markets	3/2/2021	USD	86,612	MXN	89,331	(2,719)
Goldman Sachs International	3/25/2021	MXN	596,227	USD	607,670	(11,443)
Goldman Sachs International	3/19/2021	AUD	307,803	USD	311,693	(3,890)
Goldman Sachs International	3/11/2021	JPY	180,418	USD	183,746	(3,328)
J.P. Morgan Chase & Co.	3/25/2021	EUR	615,723	USD	619,369	(3,646)
						$(32,507)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/(Depreciation)
EURO BUND Futures	Short	(6)	EUR	3/08/21	$(1,040,400)	$31,570
US 10 Yr Note Futures	Short	(84)	USD	6/21/21	(11,148,375)	144,072
						$175,642

US Ultra T-Bond Futures	Long	2	USD	6/21/21	378,125	$(383)
						$(383)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2021(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Markit CDX IG S35 5Y ICE(4)	Intercontinental Exchange	1.000%	USD	12/20/2025	0.559%	1,225,000	$(25,394)	$30,818	$5,424
							$(25,394)	$30,818	$5,424

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2021(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Markit CDS EM S34 5Y ICE(5)	Intercontinental Exchange	1.000%	USD	12/20/2025	1.921%	5,175,000	$215,808	$(299,175)	$(83,367)
							$215,808	$(299,175)	$(83,367)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms are utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.
(5)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and North Africa, and Asia.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
February 28, 2021 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 99.44%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,147,519	$11,153,880	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,401,544	12,459,723	(1)
				23,613,603

TOTAL OPEN-END FUNDS				23,613,603
(Cost $20,416,659)

SHORT TERM INVESTMENTS - 0.19%
Money Market Fund - 0.19%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.08%	46,663	46,677

TOTAL SHORT TERM INVESTMENTS				46,677
(Cost $46,673)

Total Investments - 99.63%				23,660,280
(Cost $20,463,332)
Other Assets In Excess of Liabilities - 0.37%				87,084

Net Assets - 100.00%				$23,747,364

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
EUR	-	Euro
COP	-	Colombian Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 28, 2021	Fund Delivering	U.S. $ Value at February 28, 2021	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	04/08/21	PLN	121,993	USD	121,915	$78
J.P. Morgan Chase & Co.	03/02/21	USD	165,097	BRL	159,702	5,395
J.P. Morgan Chase & Co.	03/31/21	USD	145,973	EUR	145,189	784
						$6,257

Citigroup Global Markets	03/22/21	RUB	121,382	USD	122,142	$(760)
J.P. Morgan Chase & Co.	03/02/21	BRL	159,702	USD	166,485	(6,783)
J.P. Morgan Chase & Co.	04/05/21	BRL	117,259	USD	121,496	(4,237)
J.P. Morgan Chase & Co.	03/19/21	COP	118,420	USD	119,819	(1,399)
						$(13,179)

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
February 28, 2021 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 28, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$912,897,164	$–	$912,897,164
Corporate Bonds
Indonesia	–	40,467,419	–	40,467,419
Other	–	303,899,259	–	303,899,259
Credit Linked Notes
Iraq	–	–	8,188,466	8,188,466
Short Term Investments	33,139,864	–	–	33,139,864
Total	$33,139,864	$1,257,263,842	$8,188,466	$1,298,592,172

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$718,132	$–	$718,132
Liabilities
Forward Foreign Currency Contracts	–	(435,467)	–	(435,467)
Credit Default Swap Contracts	–	(169,650)	–	(169,650)
Total	$–	$113,015	$–	$113,015

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds
Exploration & Production	$–	$8,062,115	$40	$8,062,155
Other	–	83,347,604	–	83,347,604
Bank Loans	–	1,957,805	–	1,957,805
Common/Preferred Stocks	366,566	–	–	366,566
Short Term Investments	312,772	–	–	312,772
Total	$679,338	$93,367,524	$40	$94,046,902

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$142,324,642	$–	$142,324,642
Corporate Bonds	–	10,728,244	–	10,728,244
Short Term Investments	255,475	–	–	255,475
Total	$255,475	$153,052,886	$–	$153,308,361

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$347,258	$–	$347,258
Liabilities
Forward Foreign Currency Contracts	–	(353,360)	–	(353,360)
Total	$–	$(6,102)	$–	$(6,102)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$5,607,580	$–	$5,607,580
Short Term Investments	389,404	–	–	389,404
Total	$389,404	$5,607,580	$–	$5,996,984

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$778,770	$–	$778,770
U.S. Government Agency Mortgage Backed Securities	–	2,316,611	–	2,316,611
Corporate Bonds	–	4,809,979	–	4,809,979
U.S. Treasury Bonds/Notes	–	1,861,924	–	1,861,924
Short Term Investments	814,359	–	–	814,359
Total	$814,359	$9,767,284	$–	$10,581,643

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$29,927,065	$–	$–	$29,927,065
Short Term Investments	736,933	–	–	736,933
Total	$30,663,998	$–	$–	$30,663,998

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$16,674	$–	$16,674
Credit Default Swap Contracts	–	5,424	–	5,424
Future Contracts	175,642	–	–	175,642
Liabilities
Forward Foreign Currency Contracts	–	(32,507)	–	(32,507)
Credit Default Swap Contracts	–	(83,367)	–	(83,367)
Future Contracts	(383)	–	–	(383)
Total	$175,259	$(93,776)	$–	$81,483

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$23,613,603	$–	$–	$23,613,603
Short Term Investments	46,677	–	–	46,677
Total	$23,660,280	$–	$–	$23,660,280

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$6,257	$–	$6,257
Liabilities
Forward Foreign Currency Contracts	–	(13,179)	–	(13,179)
Total	$–	$(6,922)	$–	$(6,922)

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Stone Harbor Emerging Markets Debt Fund

Asset Type	Balance as of May 31, 2020	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of February 28,2021	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2021
Corporate Bonds	$47	$–	$–	$–	$(47)	$–	$–	$–	$–	$–	$(47)
Credit Linked Notes	8,784,692	144,193	–	73,482	694,595	–	(1,508,496)	–	–	8,188,466	694,595
	$8,784,739	$144,193	$–	$73,482	$694,548	$–	$(1,508,496)	$–	$–	$8,188,466	$694,548

Stone Harbor High Yield Bond Fund

Asset Type	Balance as of May 31, 2020	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of February 28, 2021	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2021
Corporate Bonds	$40	$–	$–	$–	$–	$–	$–	$–	$–	$40	$–
	$40	$–	$–	$–	$–	$–	$–	$–	$–	$40	$–

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. For the period ended February 28, 2021, the Stone Harbor Local Markets Fund, when using the line of credit, borrowed an average amount of $2,400,000 at an average interest rate of 1.38%. The remaining Funds did not borrow under the Credit Agreement. Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on April 30, 2021.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

CORONAVIRUS (COVID 19) PANDEMIC: An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Fund's ability to maintain operational standards, disrupt the operations of the Fund's service providers, adversely affect the value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended August 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds’ ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended February 28, 2021, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished..

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended February 28, 2021, in accordance with their investment objectives. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended February 28, 2021. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended February 28, 2021, for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended February 28, 2021, were as follows:

Stone Harbor Strategic Income Fund

Security Name	Market Value as of May 31, 2020	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of February 28, 2021	Share Balance as of February 28, 2021	Dividends
Stone Harbor Emerging Markets Corporate Debt Fund	$1,563,414	$65,463	$(238,934)	$194,721	$(8,910)	$1,575,754	171,278	$65,463
Stone Harbor Emerging Markets Debt Fund	6,934,246	254,761	(891,799)	682,287	(81,233)	6,898,262	709,698	254,761
Stone Harbor High Yield Bond Fund	9,443,594	322,613	(1,891,422)	1,056,739	(332,644)	8,598,880	1,056,373	322,613
Stone Harbor Investment Grade Fund	11,077,448	485,705	(790,010)	(239,313)	45,246	10,579,076	999,913	485,705
Stone Harbor Local Markets Fund	779,440	1,539,842	(51,383)	7,682	(488)	2,275,093	255,916	–
	$29,798,142			$1,702,116	$(378,029)	$29,927,065		$1,128,542

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Market Value as of May 31, 2020	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of February 28, 2021	Share Balance as of February 28, 2021	Dividends
Stone Harbor Emerging Markets Debt Fund	$18,093,041	$2,173,231	$(10,860,453)	$1,454,677	$293,384	$11,153,880	1,147,519	$515,182
Stone Harbor Local Markets Fund	13,041,468	5,332,821	(7,060,444)	508,466	637,412	12,459,723	1,401,544	–
	$31,134,509			$1,963,143	$930,796	$23,613,603		$515,182

The Emerging Markets Debt Fund and the Local Markets Fund engaged in cross trades with an affiliate during the period ended February 28, 2021 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the funds involved. For the period ended February 28, 2021, the Emerging Markets Debt Fund purchased securities from another fund for which the Adviser is the investment Adviser in the amount of $192,405 and the Local Markets Fund sold securities to another fund for which the Adviser is the investment Adviser in the amount of $1,608,976, resulting in a gain of $70,878.